UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number  (811-05037)
                                                    -----------

                       PROFESSIONALLY MANAGED PORTFOLIOS
                       ---------------------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ROBERT M. SLOTKY
                       PROFESSIONALLY MANAGED PORTFOLIOS
                        2020 E. FINANCIAL WAY, STE. 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5348
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: MARCH 31, 2006
                         --------------

Date of reporting period:  MARCH 31, 2006
                           --------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                 (HESTER LOGO)

                               TOTAL RETURN FUND

                                 ANNUAL REPORT

                               For the Year Ended
                                 March 31, 2006

                    (HESTER CAPITAL MANAGEMENT, L.L.C. LOGO)

April 17, 2006

Dear Shareholders:

THE FUND
--------

  For the fiscal year ending March 31, 2006, your Fund returned 8.21%. Equities only, excluding any cash reserves, were up 11.42% underperforming the Standard & Poor's 500 Composite Index which returned 11.73%. Total assets in the Fund were $13,003,878. Approximately 88.1% of the assets were invested in equities, with 11.9% in short-term investments and other assets less liabilities.

  Sector and stock-specific issues impacted returns. On a positive note, the Fund experienced significant outperformance in the Energy, Financials, Information Technology and Utility sectors of the portfolio. Sectors that underperformed included Materials, Industrials, Consumer and Healthcare. An over-weighting in Industrials combined with poor performance by the shares of Cendant Corp. and Tyco International Ltd. negatively impacted returns. In the Consumer area, an over-weighting in discretionary shares along with underperformance in such companies as Brunswick Corp. and Comcast Corp. were also important factors on returns. We have eliminated several securities from the portfolio that were not performing well and believe that we are appropriately structured for the current market environment.

MARKET REVIEW
-------------

  For the past year, the U.S. financial markets have battled the headwinds of high and rising energy prices and steadily climbing interest rates. Impressively, stock prices have continued to advance with each of the past four quarters recording positive rates of return. In fact, the March quarter was the best first quarter for the S&P 500 since 1999. Value stocks have outperformed growth, and smaller capitalization companies continue to lead larger stocks with mid-cap a strong second place finisher. Fixed-income returns remain anemic thanks to tighter monetary policy, strong economic growth and rising inflation.

2006 MARKET OUTLOOK
-------------------

  In terms of the economy, we believe that the expansion remains on solid ground; however, our belief is that three factors remain as possible drags on future economic performance. These include a global tightening of liquidity by many of the major economic powers (including the United States), rising interest rates and an unsustainable current account deficit. The Federal Reserve has raised rates at 15 consecutive meetings by a quarter of a point from 1% to the current level of 4.75%. Based on declining unemployment claims and continued strong loan demand, we expect short-term rates to rise from current levels. Long-term rates have pushed higher with the 30-year Treasury recently penetrating the 5% yield level and the 10-year Treasury also above 5%.

  As for the financial markets, these factors are likely to result in continued lackluster returns for the intermediate term. We believe the U.S. equity market will remain range bound until the Federal Open Market Committee's (FOMC) job is complete and liquidity levels can return to an expansion phase. The market is currently selling at approximately 16 times forward earnings, down significantly from the levels of 15 months ago and at the top of the bull market of the 1980s and 1990s. Company performance confirms that global economic conditions overall have been favorable despite the negatives, and that many companies are demonstrating strong financial performance. Corporate balance sheets in general should remain solid, and we will continue our focus on stock selection. While we believe that there remains more risk than upside potential at today's valuation, we will remain a careful shopper, looking for good long-term investment opportunities as they arise. At this point in time, we have no plans to establish an allocation to fixed income securities. We will continue to be opportunistic in our search for companies exhibiting good fundamental improvement combined with a reasonable valuation.

  We thank you for the opportunity to serve as investment advisor to the Hester Total Return Fund and look forward to the new year.

Sincerely,

  /s/I. Craig Hester, CFA          /s/John E. Gunthorp, CFA

  I. Craig Hester, CFA             John E. Gunthorp, CFA

THE FUND MAY INVEST IN SMALL- AND MEDIUM-CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES. GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAN VALUE STOCKS; HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES. INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS USUALLY GREATER FOR LONGER-TERM DEBT SECURITIES.

The above discussion is based on the opinions of Ira Craig Hester and John E Gunthorp and are subject to change. It is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Sector allocations are subject to change and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Price-to-Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

Quasar Distributors, LLC, Distributor. (5/06)

INVESTMENT PERFORMANCE AS OF 3/31/06

                                                                                                                SINCE
                                           SIX               ONE             THREE             FIVE           INCEPTION
                                        MONTH2<F2>        YEAR2<F2>     YEAR1<F1>,2<F2>   YEAR1<F1>,2<F2>    9/30/981<F1>
                                        ----------        ---------     ---------------   ---------------    ------------
HESTER TOTAL RETURN FUND                  4.89%             8.21%            16.33%            6.76%            7.95%
Blended Custom Index3<F3>                 4.83%             9.33%            13.47%            4.14%            4.90%

STOCK MARKET INDICES
--------------------
HESTER TOTAL RETURN FUND -
  EQUITIES ONLY                           6.46%            11.42%            20.59%            9.09%           10.18%
Russell 1000 Index                        6.71%            13.20%            18.28%            4.74%            5.53%
S&P 500 Composite Index                   6.38%            11.73%            17.22%            3.97%            4.87%

BOND MARKET INDICES
-------------------
HESTER TOTAL RETURN FUND -
  BONDS ONLY                              0.0%4<F4>         0.0%4<F4>         0.0%4<F4>        0.0%4<F4>        7.42%
Lehman Brothers U.S.
  Intermediate Govt/Credit
  Bond Index                              0.12%             2.07%             2.32%            4.70%            5.00%
Lehman Brothers U.S.
  Govt/Credit Bond Index                 (0.43)%            2.00%             2.82%            5.22%            5.16%

CASH EQUIVALENTS INDICES
------------------------
90-day U.S. Treasury Bills                1.84%             3.43%             2.11%            2.27%            3.39%
Consumer Price Index                      0.35%             3.21%             2.69%            2.51%            2.68%

1<F1>   Annualized.
2<F2> The Hester Total Fund Return and the Equities Only return do not match due the periodic holding of short-term investments.
3<F3> 75% S&P 500 Composite Index and 25% Lehman U.S. Intermediate Government/Credit Bond Index.
4<F4>   The Fund did not hold any bonds during this period.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 811-0215.

Index Descriptions:
-------------------

Russell 1000 Index: Measures the performance of the 1,000 largest companies in the Russell 3000 Index.

S&P 500 Composite Index: The index is a broad-based, capitalization-weighted, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Lehman Brothers U.S. Intermediate Govt/Credit Bond Index: Measures the performance of the investment-grade bond market and includes bonds with maturities up to 10 years.

Lehman Brothers U.S. Govt/Credit Bond Index: The Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

90-day U.S. Treasury Bills: Provide a measure of riskless return. The rate of return is the average interest rate available on the beginning of each month for a Treasury bill maturing in ninety days.

Consumer Price Index: A measure of the average change in prices over time of goods and services purchased by households.

SECTOR ALLOCATION At March 31, 2006 (Unaudited)

Consumer Discretionary                                 11.9%
Consumer Staples                                        3.3%
Energy                                                  9.1%
Financials                                             13.1%
Health Care                                             8.2%
Industrials                                            19.2%
Information Technology                                 19.1%
Utilities                                               4.2%
Cash*<F5>                                              11.9%

*<F5>  Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE  For the Six Months Ended March 31, 2006 (Unaudited)

  As a shareholder of the Hester Total Return Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/05 - 3/31/06).

ACTUAL EXPENSES

  The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request a redemption be made by wire transfer, currently, the Fund's transfer agent charges a $15.00 fee. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                             Beginning       Ending           Expenses Paid
                           Account Value  Account Value     During the Period
                              10/1/05        3/31/06     10/1/05 - 3/31/06*<F6>
                           -------------  -------------  ----------------------
Actual                        $1,000         $1,049               $8.68
Hypothetical (5% annual
  return before expenses)     $1,000         $1,016               $8.55

*<F6> Expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.70% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period). This ratio is equal to the contractually agreed upon limit of 1.70% that became effective August 1, 2004.

                            HESTER TOTAL RETURN FUND
                       Value of $10,000 vs S&P 500 Index

        Date       Hester Total Return Fund       S&P 500 Index with income
        ----       ------------------------       -------------------------
       9/30/98             $10,000                         $10,000
       3/31/99             $12,195                         $12,732
     3/31/2000             $14,431                         $15,018
     3/31/2001             $12,799                         $11,762
     3/31/2002             $14,031                         $11,791
     3/31/2003             $11,274                          $8,871
     3/31/2004             $15,165                         $11,986
     3/31/2005             $16,409                         $12,787
     3/31/2006             $17,756                         $14,287

                           Average Annualized Return
                          Period Ended March 31, 2006

                    1 Year                             8.21%
                    5 Year                             6.76%
                    Since Inception (9/30/98)          7.95%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 1998, (the "Fund's inception"), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

Prior to September 30, 1998, the Fund was known as the Avondale Total Return Fund and was managed by Herbert R. Smith & Co., Inc. Returns prior to September 30, 1998 are not reflected in this graph.

As of March 31, 2006, the one-year total return for the S&P 500 Index was 11.73% and the five-year total return was 3.97%. The average annual total return since the Fund's inception for the S&P 500 Index was 4.87%.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 811-0215.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends.

SCHEDULE OF INVESTMENTS at March 31, 2006

  SHARES                                                              VALUE
  ------                                                              -----
COMMON STOCKS: 88.1%

AEROSPACE & DEFENSE: 1.0%
     2,000   General Dynamics Corp.                                $   127,960
                                                                   -----------
AUTOMOBILES: 1.0%
     1,200   Toyota Motor Corp. - ADR                                  130,680
                                                                   -----------
BEVERAGES: 2.3%
     7,000   The Coca-Cola Co.                                         293,090
                                                                   -----------
CAPITAL MARKETS: 4.6%
     2,200   Affiliated Managers
               Group, Inc.*<F7>                                        234,542
    10,000   Bank of New York, Inc.                                    360,400
                                                                   -----------
                                                                       594,942
                                                                   -----------
COMMERCIAL SERVICES & SUPPLIES: 8.1%
     8,500   ADESA, Inc.                                               227,290
    12,000   Cendant Corp.                                             208,200
     6,200   Labor Ready, Inc.*<F7>                                    148,490
     4,500   Republic Services, Inc.                                   191,295
     6,700   Waste Connections, Inc.*<F7>                              266,727
                                                                   -----------
                                                                     1,042,002
                                                                   -----------
COMMUNICATIONS EQUIPMENT: 2.0%
    11,500   Cisco Systems, Inc.*<F7>                                  249,205
                                                                   -----------
COMPUTERS & PERIPHERALS: 5.3%
     2,500   Dell, Inc.*<F7>                                            74,400
    11,008   Hewlett-Packard Co.                                       362,163
     3,000   International Business
               Machines Corp.                                          247,410
                                                                   -----------
                                                                       683,973
                                                                   -----------
DIVERSIFIED FINANCIAL SERVICES: 3.9%
    10,666   Citigroup, Inc.                                           503,755
                                                                   -----------
ELECTRICAL EQUIPMENT: 2.0%
     3,500   Rockwell Automation, Inc.                                 251,685
                                                                   -----------
ENERGY EQUIPMENT & SERVICES: 3.6%
     5,650   Baker Hughes, Inc.                                        386,460
     1,550   TETRA
               Technologies, Inc.*<F7>                                  72,912
                                                                   -----------
                                                                       459,372
                                                                   -----------
FOOD PRODUCTS: 1.0%
    11,000   Del Monte Foods Co.                                       130,460
                                                                   -----------
GAS UTILITIES: 1.9%
     6,500   Equitable Resources, Inc.                                 237,315
                                                                   -----------
HEALTH CARE EQUIPMENT & SUPPLIES: 3.1%
     3,500   C.R. Bard, Inc.                                           237,335
     2,750   DENTSLPY
               International, Inc.                                     159,913
                                                                   -----------
                                                                       397,248
                                                                   -----------
HEALTH CARE PROVIDERS & SERVICES: 3.1%
     3,600   HCA, Inc.                                                 164,844
     4,600   Quest Diagnostics, Inc.                                   235,980
                                                                   -----------
                                                                       400,824
                                                                   -----------
HOUSEHOLD DURABLES: 2.6%
    10,000   Koninklijke Philips
               Electronics N.V. - ADR                                  336,500
                                                                   -----------
INDUSTRIAL CONGLOMERATES: 5.2%
    10,500   General Electric Co.                                      365,190
    11,300   Tyco International Ltd.                                   303,744
                                                                   -----------
                                                                       668,934
                                                                   -----------
INSURANCE: 2.6%
     5,000   American International
               Group, Inc.                                             330,450
                                                                   -----------
IT SERVICES: 6.1%
    10,000   First Data Corp.                                          468,200
    20,000   Perot Systems
               Corp. - Class A*<F7>                                    311,200
                                                                   -----------
                                                                       779,400
                                                                   -----------
LEISURE EQUIPMENT & PRODUCTS: 2.2%
     7,250   Brunswick Corp.                                           281,735
                                                                   -----------
MEDIA: 4.5%
     3,750   CBS Corp. - Class B                                        89,925
     6,600   Comcast Corp. -
               Special Class A*<F7>                                    172,392
     3,200   Lamar Advertising
               Co. - Class A*<F7>                                      168,384
     3,750   Viacom, Inc. - Class B*<F7>                               145,500
                                                                   -----------
                                                                       576,201
                                                                   -----------
MULTI-UTILITIES: 2.4%
     9,000   MDU Resources
               Group, Inc.                                             301,050
                                                                   -----------
OIL, GAS & CONSUMABLE FUELS: 5.6%
     2,250   Apache Corp.                                              147,397
     4,600   ConocoPhillips                                            290,490
     4,500   Exxon Mobil Corp.                                         273,870
                                                                   -----------
                                                                       711,757
                                                                   -----------
PHARMACEUTICALS: 1.9%
    10,000   Pfizer, Inc.                                              249,200
                                                                   -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT: 2.1%
    14,000   Intel Corp.                                               270,900
                                                                   -----------
SOFTWARE: 3.6%
     1,800   Amdocs Ltd.*<F7>                                           64,908
     7,500   Microsoft Corp.                                           204,075
    14,000   Oracle Corp.*<F7>                                         191,660
                                                                   -----------
                                                                       460,643
                                                                   -----------
SPECIALTY RETAIL: 1.6%
     5,500   Claire's Stores, Inc.                                     199,705
                                                                   -----------
THRIFTS & MORTGAGE FINANCE: 1.9%
     5,750   Washington Mutual, Inc.                                   245,065
                                                                   -----------
TRADING COMPANIES & DISTRIBUTORS: 2.9%
     5,000   W.W. Grainger, Inc.                                       376,750
                                                                   -----------
TOTAL COMMON STOCKS
  (Cost $8,370,569)                                                 11,290,801
                                                                   -----------

SHORT-TERM INVESTMENT: 13.1%
 1,685,164   Federated Cash
               Trust - Treasury
               Cash Series II                                        1,685,164
                                                                   -----------
TOTAL SHORT-TERM INVESTMENT
  (Cost $1,685,164)                                                  1,685,164
                                                                   -----------
TOTAL INVESTMENTS
  IN SECURITIES: 101.2%
  (Cost $10,055,733)                                                12,975,965
Liabilities in Excess
  of Other Assets: (1.2)%                                             (151,698)
                                                                   -----------
TOTAL NET ASSETS: 100.0%                                           $12,824,267
                                                                   -----------
                                                                   -----------

ADR American Depository Receipt.
*<F7>  Non-income producing security.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2006

ASSETS
   Investments in securities,
     at value (cost $10,055,733) (Note 2)                          $12,975,965
   Receivables:
      Dividends and interest                                            21,110
      Due from advisor                                                     962
   Prepaid expenses                                                      5,841
                                                                   -----------
          Total assets                                              13,003,878
                                                                   -----------

LIABILITIES
   Payables:
      Investment securities purchased                                   75,902
      Fund shares redeemed                                              57,991
      Administration fees                                                2,548
      Custody fees                                                       1,170
      Fund accounting fees                                               5,466
      Transfer agent fees                                                6,829
      Chief compliance officer fees                                      1,250
   Other accrued expenses                                               28,455
                                                                   -----------
          Total liabilities                                            179,611
                                                                   -----------

NET ASSETS                                                         $12,824,267
                                                                   -----------
                                                                   -----------
Net asset value, offering and redemption price per share
  ($12,824,267/386,568, shares outstanding; unlimited
  number of shares authorized without par value)                        $33.17
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $ 9,730,550
   Undistributed net investment income                                     300
   Accumulated net realized gain on investments                        173,185
   Net unrealized appreciation on investments                        2,920,232
                                                                   -----------
      Net assets                                                   $12,824,267
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended March 31, 2006

INVESTMENT INCOME
   Dividends (net of $2,294 foreign withholding tax)                $  169,227
   Interest                                                             52,947
                                                                    ----------
      Total investment income                                          222,174
                                                                    ----------

EXPENSES (NOTE 3)
   Advisory fees                                                        91,360
   Administration fees                                                  29,999
   Transfer agent fees                                                  27,366
   Fund accounting fees                                                 21,887
   Audit fees                                                           16,959
   Legal fees                                                            9,594
   Reports to shareholders                                               8,594
   Miscellaneous                                                         7,822
   Registration fees                                                     7,279
   Trustee fees                                                          6,934
   Chief compliance officer fees                                         5,000
   Custody fees                                                          4,502
   Insurance expense                                                       832
                                                                    ----------
      Total expenses                                                   238,128
      Less:  fees waived                                               (16,254)
                                                                    ----------
      Net expenses                                                     221,874
                                                                    ----------
          NET INVESTMENT INCOME                                            300
                                                                    ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                    943,019
   Change in net unrealized appreciation on investments                 95,758
                                                                    ----------
      Net realized and unrealized gain on investments                1,038,777
                                                                    ----------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $1,039,077
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED          YEAR ENDED
                                                         MARCH 31, 2006      MARCH 31, 2005
                                                         --------------      --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income (loss)                            $       300         $   (40,123)
   Net realized gain on investments                            943,019             914,980
   Change in net unrealized
     appreciation on investments                                95,758              41,724
                                                           -----------         -----------
      NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                            1,039,077             916,581
                                                           -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gain                                   (1,296,056)           (920,222)
                                                           -----------         -----------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from
     net change in outstanding shares (a)<F8>                   96,944           2,867,128
                                                           -----------         -----------
      TOTAL INCREASE (DECREASE) IN NET ASSETS                 (160,035)          2,863,487
                                                           -----------         -----------

NET ASSETS
   Beginning of year                                        12,984,302          10,120,815
                                                           -----------         -----------
   END OF YEAR                                             $12,824,267         $12,984,302
                                                           -----------         -----------
                                                           -----------         -----------
   Undistributed net investment income                     $       300         $        --
                                                           -----------         -----------
                                                           -----------         -----------

(a)<F8>  Summary of capital share transactions is as follows:

                                     YEAR ENDED               YEAR ENDED
                                   MARCH 31, 2006           MARCH 31, 2005
                                  -----------------       ------------------
                                  Shares      Value       Shares       Value
                                  ------      -----       ------       -----
Shares sold                        21,233   $   724,485   102,473  $ 3,512,764
Shares issued in reinvestment
  of distributions                 38,100     1,231,787    24,770      853,559
Shares redeemed                   (56,223)   (1,859,328)  (43,547)  (1,499,195)
                                  -------   -----------   -------  -----------
Net increase                        3,110   $    96,944    83,696  $ 2,867,128
                                  -------   -----------   -------  -----------
                                  -------   -----------   -------  -----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                                     YEAR ENDED MARCH 31,

                                                               2006           2005           2004           2003           2002
                                                               ----           ----           ----           ----           ----
Net asset value,
  beginning of year                                           $33.86         $33.76         $26.19         $34.76         $32.65
                                                              ------         ------         ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss)                                                 0.00(1)<F9>   (0.10)         (0.17)         (0.02)          0.04
Net realized and
  unrealized gain (loss)
  on investments                                                2.69           2.92           9.12          (6.76)          3.06
                                                              ------         ------         ------         ------         ------
Total from
  investment operations                                         2.69           2.82           8.95          (6.78)          3.10
                                                              ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
From net
  investment income                                               --             --             --          (0.04)         (0.06)
From net realized gain                                         (3.38)         (2.72)         (1.38)         (1.75)         (0.93)
                                                              ------         ------         ------         ------         ------
Total distributions                                            (3.38)         (2.72)         (1.38)         (1.79)         (0.99)
                                                              ------         ------         ------         ------         ------
Net asset value,
  end of year                                                 $33.17         $33.86         $33.76         $26.19         $34.76
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------
Total return                                                    8.21%          8.20%         34.52%        (19.65)%         9.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets,
  end of year (millions)                                       $12.8          $13.0          $10.1          $10.0          $14.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed                                             1.82%          1.76%          1.91%          1.89%          1.59%
After fees waived and
  expenses absorbed                                             1.70%          1.74%          1.91%          1.89%          1.59%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed                                            (0.12)%        (0.36)%        (0.52)%        (0.09)%         0.11%
After fees waived and
  expenses absorbed                                             0.00(2)<F10>  (0.34)%        (0.52)%        (0.09)%         0.11%
Portfolio turnover rate                                        24.47%         25.46%         24.18%         16.94%          9.80%

(1)<F9>   Less than $0.01 per share.
(2)<F10>  Less than 0.01%.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS March 31, 2006

NOTE 1 - ORGANIZATION

  Hester Total Return Fund (the "Fund") is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. The Fund began operations on October 12, 1988. Prior to July 31, 2002, the Fund was known as the Avondale Hester Total Return Fund. Prior to September 30, 1998, the Fund was known as the Avondale Total Return Fund and was managed by Herbert R. Smith & Co., Inc.

  The Fund's investment objective is to realize the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in equity and higher-quality fixed income debt securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

  A. Security Valuation. Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on NASDAQ shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on NASDAQ shall be valued at the most recent trade price. Securities for which quotations are not readily available are fair valued as determined in good faith by the Board of Trustees. When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund's Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. At March 31, 2006, the Fund did not hold any fair valued securities. Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

  B. Federal Income Taxes. The Fund has elected to be taxed as "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

      In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

      Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

  C. Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

  D. Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

  E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  F. Share Valuation. The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund's net asset value per share.

  G. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net assets per value per share.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

  Hester Capital Management, L.L.C., (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.70% on the first $200 million of average daily net assets, 0.60% on the next $300 million of net assets, and 0.50% on net assets exceeding $500 million. For the year ended March 31, 2006, the Fund incurred $91,360 in advisory fees.

  Effective August 1, 2004, the Advisor has contractually agreed to limit the Fund's expenses through July 31, 2006, by reducing all or a portion of its fees and reimbursing the Fund's expenses so that its annual ratio of expenses to average net assets will not exceed 1.70%. For the year ended March 31, 2006, the Advisor waived $16,254 in fees for the Fund. The Advisor is permitted to seek reimbursement from the Fund subject to limitations for fees waived and/or Fund expenses its pays over the following three years after payment.

  At March 31, 2006, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be recouped was $18,367. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

          Year of Expiration       Amount
          ------------------       ------
            March 31, 2008         $2,113
            March 31, 2009        $16,254

  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

  U.S. Bancorp Fund Services, LLC (the "USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund's Administrator (the "Administrator") and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund's fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals.

  For its services, the Administrator receives a monthly fee at an annual rate equal to the greater of 0.15% of the Fund's average daily net assets or $30,000. For the year ended March 31, 2006, the Fund incurred $29,999 in administration fees.

  Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. U.S. Bank, N.A., serves as custodian (the "Custodian") to the Fund. Both the Distributor and Custodian are affiliates of the Administrator. Certain officers of the Trust are also officers and/or directors of the Administrator and Distributor.

  For the year ended March 31, 2006, the Fund was allocated $5,000 of the Trust's Chief Compliance Officer fee.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2006, was $2,736,639 and $3,900,132, respectively.

  There were no purchases or sales of U.S. Government obligations for the year ended March 31, 2006.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

  The tax character of distributions paid during the years ended March 31, 2006 and 2005 for the Fund was as follows:

                                           2006          2005
                                           ----          ----
   Distributions paid from:
       Ordinary income                 $   71,450      $ 22,657
       Long-term capital gain           1,224,606       897,565

  As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

  Cost of investments                                      $10,055,733
                                                           -----------
                                                           -----------
  Gross tax unrealized appreciation                          3,335,364
  Gross tax unrealized depreciation                           (415,132)
                                                           -----------
  Net tax unrealized appreciation                            2,920,232
                                                           -----------
  Undistributed ordinary income                                    300
  Undistributed long-term capital gain                         173,185
                                                           -----------
  Total distributable earnings                                 173,485
                                                           -----------
  Other accumulated gains/(losses)                                  --
                                                           -----------
  Total accumulated earnings                               $ 3,093,717
                                                           -----------
                                                           -----------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF
HESTER TOTAL RETURN FUND AND THE
BOARD OF TRUSTEES OF
PROFESSIONALLY MANAGED PORTFOLIOS

   We have audited the accompanying statement of assets and liabilities of the Hester Total Return Fund, a series of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hester Total Return Fund as of March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
APRIL 28, 2006

TRUSTEES AND EXECUTIVE OFFICERS

   The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the "Board"). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives, strategies, and policies and to general supervision by the Board.

   The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                      TERM OF           PRINCIPAL                         IN FUND
                         POSITION     OFFICE AND        OCCUPATION                        COMPLEX*<F11>    OTHER
NAME, ADDRESS            WITH         LENGTH OF         DURING PAST                       OVERSEEN         DIRECTORSHIPS
AND AGE                  THE TRUST    TIME SERVED       FIVE YEARS                        BY TRUSTEES      HELD
-------------            ---------    -----------       -----------                       -------------    -------------

                                                 INDEPENDENT TRUSTEES OF THE TRUST
                                                 ---------------------------------

Dorothy A. Berry         Chairman     Indefinite        President, Talon Industries,      1                None.
(born 1943)              and          Term              Inc. (administrative,
2020 E. Financial Way    Trustee      since             management and business
Suite 100                             May 1991.         consulting); formerly Chief
Glendora, CA 91741                                      Operating Officer, Integrated
                                                        Asset Management
                                                        (investment advisor and
                                                        manager) and formerly
                                                        President, Value Line, Inc.
                                                        (investment advisory and
                                                        financial publishing firm).

Wallace L. Cook          Trustee      Indefinite        Financial Consultant;             1                None.
(born 1939)                           Term              formerly Senior Vice
2020 E. Financial Way                 since             President, Rockefeller Trust
Suite 100                             May 1991.         Co.; Financial Counselor,
Glendora, CA 91741                                      Rockefeller & Co.

Carl A. Froebel          Trustee      Indefinite        Owner, Golf Adventures,           1                None.
(born 1938)                           Term              LLC, (Vacation Services).
2020 E. Financial Way                 since             Formerly President and
Suite 100                             May 1991.         Founder, National Investor
Glendora, CA 91741                                      Data Services, Inc.
                                                        (investment related
                                                        computer software).

Steven J. Paggioli       Trustee      Indefinite        Consultant since July             1                Trustee, Managers
(born 1950)                           Term              2001; formerly, Executive                          Funds; Trustee,
2020 E. Financial Way                 since             Vice President, Investment                         Managers AMG
Suite 100                             May 1991.         Company Administration,                            Funds; Director,
Glendora, CA 91741                                      LLC ("ICA") (mutual fund                           Guardian Mutual
                                                        administrator).                                    Funds.

Rowley W.P. Redington    Trustee      Indefinite        President; Intertech              1                None.
(born 1944)                           Term              Computer Services Corp.
2020 E. Financial Way                 since             (computer services and
Suite 100                             May 1991.         consulting).
Glendora, CA 91741
                                                       OFFICERS OF THE TRUST
                                                       ---------------------

Robert M. Slotky         President    Indefinite        Vice President, U.S.              1                Not
(born 1947)                           Term since        Bancorp Fund Services,                             Applicable.
2020 E. Financial Way                 August 2002.      LLC since July 2001;
Suite 100                Chief        Indefinite        formerly, Senior Vice
Glendora, CA 91741       Compliance   Term since        President, ICA (May 1997-
                         Officer      September         July 2001).
                                      2004.
                         Anti-Money   Indefinite
                         Laundering   Term since
                         Officer      December 2005.

Eric W. Falkeis          Treasurer    Indefinite        Chief Financial Officer,          1                Not
(born 1973)                           Term since        U.S. Bancorp Fund Services,                        Applicable.
615 East Michigan St.                 August 2002.      LLC since April 2006;
Milwaukee, WI 53202                                     formerly Vice President, U.S.
                                                        Bancorp Fund Services, LLC;
                                                        formerly Chief Financial
                                                        Officer, Quasar Distributors,
                                                        LLC.

Angela L. Pingel         Secretary    Indefinite        Counsel, U.S. Bancorp             1                Not
(born 1971)                           Term since        Fund Services LLC since                            Applicable.
615 East Michigan St.                 December          2004; formerly, Associate,
Milwaukee, WI 53202                   2005.             Krukowski & Costello, S.C.,
                                                        (2002-2004); formerly, Vice
                                                        President - Investment
                                                        Operations, Heartland
                                                        Advisors, Inc. (1994-2002).

All Trustees of the Trust are not "interested persons" of the Trust as defined under the 1940 Act.

*<F11> The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes.

FEDERAL TAX INFORMATION (Unaudited)

   The Fund designates 100.0% of the dividends declared from net investment income during the year ended March 31, 2006 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

   For the year ended March 31, 2006, 100.0% of the ordinary distributions paid by the Fund, qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT PROXY VOTING (Unaudited)

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 811-0215 and by accessing the Fund's website at www.hestercapital.com. Furthermore, you can obtain the description
           ---------------------
on the SEC's website at www.sec.gov.
                        -----------

   Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0215. In addition, you can obtain the Fund's proxy voting records on the SEC's website at www.sec.gov.
                                                               -----------

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

   The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling toll-free at (866) 811-0215. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov.
                                                                 -----------

                                    Advisor
                       HESTER CAPITAL MANAGEMENT, L.L.C.
                      1301 S. Mo-Pac Expressway, Suite 350
                               Austin, TX  78746

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45202

                                 Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202
                                 (866) 811-0215

                 Independent Registered Public Accounting Firm
                            TAIT, WELLER & BAKER LLP
                         1818 Market Street, Suite 2400
                            Philadelphia, PA  19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441

                             Hester Total Return Fund
                                  Symbol - AHTRX
                                CUSIP - 742935703

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggiolo are each an "audit committee financial expert" and are considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "Other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                                 FYE  3/31/2006        FYE  3/31/2005
                                 --------------        --------------

       Audit Fees                   $15,000               $14,500
       Audit-Related Fees           N/A                   N/A
       Tax Fees                     $2,000                $2,000
       All Other Fees               N/A                   N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant's hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees                FYE  3/31/2006       FYE  3/31/2005
----------------------                --------------       --------------

Registrant                                 N/A                  N/A
Registrant's Investment Adviser            N/A                  N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Professionally Managed Portfolios
                   ----------------------------------------------

     By (Signature and Title) /s/ Robert M. Slotky
                              -----------------------------------
                              Robert M. Slotky, President

     Date     June 5, 2006
           -----------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ Robert M. Slotky
                              -----------------------------------
                              Robert M. Slotky, President

     Date     June 5, 2006
           ----------------------------------

     By (Signature and Title) /s/ Eric W. Falkeis
                              -----------------------------------
                              Eric W. Falkeis, Treasurer
     Date     June 5, 2006
           ----------------------------------

*  Print the name and title of each signing officer under his or her signature.